Performance-based compensation - Measurement of fair value of performance-based compensation (Details) - Cash-Settled Share-Based Payment Arrangement - USD ($) $ / shares in Units, $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of number and weighted average remaining contractual life of outstanding share options [line items]
Share price on the reporting date (in dollars per share)	$ 10.44	$ 7.98
Expected volatility	10.30%	6.49%
Expected dividend rate	0.00%	0.00%
Risk-free interest rate	4.76%	5.53%
Fair value	$ 3.4	$ 2.0
Bottom of range
Disclosure of number and weighted average remaining contractual life of outstanding share options [line items]
Expected maturity	5.8	6.8
Top of range
Disclosure of number and weighted average remaining contractual life of outstanding share options [line items]
Expected maturity	6.3	7.3